INCOME TAXES (Details Narrative) - USD ($)	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Net operating loss carryforward	$ 29,597,894	$ 26,969,657	$ 20,870,713
Deferred tax assets, valuation allowance	$ 6,215,558	$ 5,663,628	$ 4,382,850
Deferred tax assets, description	As a result, management determined it was more likely than not deferred tax assets will not be realized as of March 31, 2022, and December 31, 2021, and recognized 100% valuation allowance for each period.	As a result, management determined it was more likely than not deferred tax assets will not be realized as of December 31, 2021 and December 31, 2020 and recognized 100% valuation allowance for each period.